                                                                               .
                                                                               .
                                                                               .

(METLIFE(R) LOGO)                                                                     Policy Number ________________________________

APPLICATION FOR LIFE INSURANCE
------------------------------------------------------------------------------------------------------------------------------------
COMPANY (Check the appropriate ONE.)        [ ] Metropolitan Life Insurance Company    [ ] General American Life Insurance Company
The Company indicated in this section is    [ ] New England Life Insurance Company     [ ] MetLife Investors USA Insurance Company
referred to as "THE COMPANY".               [ ] MetLife Investors Insurance Company

SECTION I - ABOUT THE PROPOSED INSURED
------------------------------------------------------------------------------------------------------------------------------------
For Additional Insureds please complete the ADDITIONAL INSUREDS SUPPLEMENT form.

First Name                                      Middle Name                     Last Name
_____________________________________________   _____________________________   ____________________________________________________

Permanent Address                                                        City                                State     Zip
______________________________________________________________________   _________________________________   _______   _____________

Country of Legal Residence                         Date of Birth                         E-Mail Address
________________________________________________   ___________________________________   ___________________________________________

Primary Phone Number             Alternate Phone Number           Preferred      From      [ ]AM   To      [ ]AM   Sex [ ]Male
______________________________   ______________________________   Time to Call   _________ [ ]PM   _______ [ ]PM       [ ]Female

Place of Birth              Social Security or Tax ID Number                Earned Annual Income            Net Worth
________________________    _____________________________________________   _____________________________   ________________________

[ ] U.S. Driver's License     If not licensed, please indicate other form of ID:     [ ] Passport    [ ] Government Issued Photo ID

Issuer of ID                           ID Number                     Issue Date (if any)              Expiration Date (if any)
____________________________________   ___________________________   ______________________________   ______________________________

Name of Employer                     Employer City                      State     Zip             Position/Duties
__________________________________   _________________________________  _______   _____________   __________________________________

------------------------------------------------------------------------------------------------------------------------------------
NON U.S. CITIZENS ONLY - Country of Citizenship                Green Card/Visa Type                       Expiration Date
____________________________________________________________   ________________________________________   __________________________

Country of Permanent Residence                                 ID Number                                  Years in the U.S.
____________________________________________________________   ________________________________________   __________________________
------------------------------------------------------------------------------------------------------------------------------------

SECTION II - ABOUT THE OWNER   - Complete ONLY if the Owner is NOT the Proposed Insured.
------------------------------------------------------------------------------------------------------------------------------------
[ ] OWNER - TRUST / BUSINESS ENTITY - Name of Entity               Tax ID Number                           Trustee / Owner State
    ____________________________________________________________   _____________________________________   _________________________
    [ ] Trust  [ ]Business Entity   [ ] Charity  [ ] Qualified Pension Plan  - Complete the appropriate REQUIRED form(s).
[ ] OWNER - OTHER INDIVIDUAL
    First Name                                          Middle Name                     Last Name
    _________________________________________________   _____________________________   ____________________________________________

    Permanent Address                                                   City                                 State      Zip
    _________________________________________________________________   __________________________________   ________   ____________

    Country of Legal Residence   Citizenship         Social Security or Tax ID Number   Date of Birth      Phone Number
    __________________________   _________________   ________________________________   ________________   _________________________

    E-Mail Address                                   Earned Annual Income   Net Worth             Relationship to Proposed Insured
    ______________________________________________   ____________________   ___________________   __________________________________

    Please indicate form of ID:       [ ] U.S. Driver's License             [ ] Passport              [ ] Government Issued Photo ID

    Issuer of ID                      ID Number                                 Issue Date (if any)       Expiration Date (if any)
    _______________________________   _______________________________________   _______________________   __________________________

    [ ] CHECK IF OWNERSHIP SHOULD REVERT TO INSURED UPON OWNER AND CONTINGENT OWNER'S DEATHS.
------------------------------------------------------------------------------------------------------------------------------------

ENB-7-07                            (BARCODE)                         (07/07) ef

SECTION III - ABOUT THE BENEFICIARY / BENEFICIARIES    For additional Beneficiaries, use Section IX - Additional Information.
------------------------------------------------------------------------------------------------------------------------------------
[ ] Check here if the Owner is the Primary Beneficiary.

For Primary or Contingent Beneficiaries who are NOT the Owner, complete the table below.

                                                                                                    Social Security     Percentage
  Beneficiary                                                         Date of    Relationship to        Number          of Proceeds
     Type                     Name (First, Middle, Last)               Birth    Proposed Insured      (Optional)      (if not equal)
--------------   --------------------------------------------------   -------   ----------------   ----------------   --------------
    Primary
[ ] Primary
[ ] Contingent
[ ] Primary
[ ] Contingent

[ ] Check here to include all living and future natural or adopted children of the Proposed Insured as Contingent Beneficiaries.
    (Name all living children above.)

-   If a Custodian is acting on behalf of a minor Beneficiary listed above, please use CO-OWNER/CONTINGENT OWNER AND UTMA
    DESIGNATIONS SUPPLEMENT form.

-   Federal law states that if someone with special needs has assets over $2,000, they may lose eligibility for government benefits.

SECTION IV - ABOUT PROPOSED COVERAGE   Check the desired coverage(s).
------------------------------------------------------------------------------------------------------------------------------------
[ ] UNIVERSAL LIFE   [ ] VARIABLE LIFE -            [ ] WHOLE LIFE                            [ ] TERM LIFE

Product Name                                        Product Name                              Product Name

_________________________________________________   _______________________________________   ______________________________________

Face Amount*                                        Face Amount*                              Face Amount*

_________________________________________________   _______________________________________   ______________________________________

Riders and Details                                  Riders and Details                        Riders and Details

_________________________________________________   _______________________________________   ______________________________________

[ ] Coverage Continuation (UL only)                 _______________________________________   ______________________________________
Disability Waiver:                                  [ ] Disability Waiver                     Disability Waiver:
[ ] Specified Premium ___________________________   Dividend Options:                         [ ] Convertible    [ ] Non-Convertible
[ ] Monthly Deduction (VUL only)                    [ ] Paid-Up Additions
Death Benefit Option                                [ ] Other, please specify:
                     ____________________________
Definition of Life Insurance:                       _______________________________________
[ ] Guideline Premium Test                          [ ] Automatic Premium Loan Requested
[ ] Cash Value Accumulation Test

Planned Premium                                     -   For a full list of riders and options, please consult with your Producer.
Year 1                   ______________                 NOTE: Some riders may require supplement forms to be completed.

Years 2 to        _____  ______________             -   For Variable Life products, please complete the VARIABLE LIFE SUPPLEMENT form.

                                                    *   If Face Amount is equal to or exceeds $1,000,000, please complete the
Years ________ to _____  ______________ (UL only)       PERSONAL FINANCIAL INFORMATION form.
------------------------------------------------------------------------------------------------------------------------------------

ADDITIONAL OPTIONS

One Time (Single) Payment Amount   1035 Exchange Amount                    Requested Policy Date          [ ] Save Age

________________________________   _____________________________________   ___________________________

POLICY OPTIONS

[ ] Alternate Policy: Product, Face Amount and Details _____________________________________________________________________________

[ ] Additional Policy: Product, Face Amount and Details ____________________________________________________________________________

[ ] Group Conversion Only
                                          - Please complete the GROUP CONVERSION SUPPLEMENT form for either choice.
[ ] Group Conversion Alternative
------------------------------------------------------------------------------------------------------------------------------------

ENB-7-07                            (BARCODE)                         (07/07) ef

SECTION V - ABOUT EXISTING OR APPLIED FOR INSURANCE
------------------------------------------------------------------------------------------------------------------------------------
Does the Proposed Insured or Owner have any existing or applied for life insurance or              Proposed Insured   [ ] Yes [ ] No
annuities with this or any other company?                                                          Owner              [ ] Yes [ ] No

If YES, please provide details of any existing or applied for LIFE Insurance on the PROPOSED INSURED only.

                                                                           Amount of
                                 Company                                   Insurance   Year of Issue              Status
------------------------------------------------------------------------   ---------   -------------   -----------------------------
________________________________________________________________________   _________   _____________   [ ] Existing  [ ] Applied For
________________________________________________________________________   _________   _____________   [ ] Existing  [ ] Applied For
________________________________________________________________________   _________   _____________   [ ] Existing  [ ] Applied For
________________________________________________________________________   _________   _____________   [ ] Existing  [ ] Applied For

In connection with this application, has there been, or will there be with this or any other company any: surrender transaction; loan; withdrawal; lapse; reduction or redirection of premium/consideration; or change transaction
(except conversions) involving an annuity or other life insurance?                                                    [ ] Yes [ ] No

- If YES, complete REPLACEMENT QUESTIONNAIRE AND any other state required replacement forms or 1035 exchange forms.
------------------------------------------------------------------------------------------------------------------------------------
IF PROPOSED INSURED IS FINANCIALLY DEPENDENT ON ANOTHER INDIVIDUAL, INDICATE INDIVIDUAL PROVIDING SUPPORT:

 [ ] Spouse        [ ] Child       [ ] Parent        [ ] Other ____________________________________

Amount of insurance on individual providing support.     Existing Insurance _______________________   Insurance Applied For ________

If Proposed Insured is a minor, are all siblings equally insured?               [ ] Yes [ ] No

If NO, please provide details: _____________________________________________________________________________________________________
------------------------------------------------------------------------------------------------------------------------------------

SECTION VI - ABOUT PAYMENT INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
PREMIUM PAYOR

[ ] Proposed Insured        [ ] Owner (If NOT the Proposed Insured.)            [ ] Other (Complete the box below.)

------------------------------------------------------------------------------------------------------------------------------------
Other Premium Payor Name                        Social Security or Tax ID Number   Relationship to Proposed Insured or Owner
_____________________________________________   ________________________________   _________________________________________________

Reason this Person is the Payor
____________________________________________________________________________________________________________________________________

Permanent Address                                               City                                    State      Zip
_____________________________________________________________   _____________________________________   ________   _________________
------------------------------------------------------------------------------------------------------------------------------------

PAYMENT MODE                 Billing Mode:    [ ] Annual                 [ ] Semi-Annual                      [ ] Quarterly
(Check the appropriate ONE.)                  [ ] Monthly Draft per Debit Authorization (See next page.)
                                              [ ] Monthly Draft per Existing Electronic Payment Number _____________________________

                             Special Account: [ ] Government Allotment   [ ] Salary Deduction                 [ ] List Bill

                             If Special Account, provide Employer Group Number (EGN) or List Bill Number ___________________________

INITIAL PAYMENT                               Method of Collection:
Amount Collected with Application             [ ] Initial Premium by Electronic Funds Transfer (Must be at least a monthly amount.)
___________________________________           [ ] Check (Must be at least 1/12 of an annual premium.)

SOURCE OF CURRENT AND FUTURE PAYMENTS (Check ALL that apply.)

[ ] Earned Income             [ ] Mutual Fund/Brokerage Account        [ ] Money Market Fund       [ ] Savings           [ ] Loans
[ ] Certificate of Deposit    [ ] Use of Values in another Life Insurance/Annuity Contract         [ ] Other _______________________

------------------------------------------------------------------------------------------------------------------------------------

ENB-7-07                            (BARCODE)                         (07/07) ef

------------------------------------------------------------------------------------------------------------------------------------
DEBIT AUTHORIZATION   - AVAILABLE ONLY IF THE BANK ACCOUNT HOLDER IS THE OWNER AND/OR PROPOSED INSURED.
                      - All others please complete the ELECTRONIC PAYMENT (EP) ACCOUNT AGREEMENT form.

The undersigned ("I") hereby authorize the Company with whom I am completing this application to initiate debit entries through
Metropolitan Life Insurance Company to the deposit account designated below, at the Financial Institution named below, using the
Automated Clearing House. I authorize:

     1. Monthly recurring debits; AND

     2. Debits made from time to time, as I authorize.

This authorization is to remain in full force and effect until the Company has received written notification from me of its termination at such time and in such manner as to afford the Company and the Financial Institution a reasonable opportunity to act on it.

Monthly Debit Date:   [ ] Issue Date of the Policy                    (GRAPHIC OF CHECK SHOWING BANK ROUTING/ACCOUNT NUMBERS)
                      [ ] Debit Date on the _________ of each month

Bank Account Type:    [ ] Checking   [ ] Savings

Bank Routing Number                    Bank Account Number
____________________________________   ____________________________

Name of Financial Institution
___________________________________________________________________

- Note: Please attach a voided check or deposit slip to Section IX - Additional Information.

We cannot establish banking services from starter checks, cash management, brokerage, or mutual fund checks. We cannot establish banking services from foreign banks UNLESS the check is being paid in U.S. Dollars through a U.S. correspondent bank (the U.S.
correspondent bank name must be on the check).
------------------------------------------------------------------------------------------------------------------------------------

SECTION VII - GENERAL RISK QUESTIONS   Use Section IX - Additional Information if necessary.
------------------------------------------------------------------------------------------------------------------------------------

1.   Within the past three years has the Proposed Insured flown in a plane other than as a passenger on a commercial airline or does
     he or she have plans for such activity within the next year?                                                     [ ] Yes [ ] No

     - If YES, please complete a separate AVIATION RISK SUPPLEMENT form for the Proposed Insured.

2.   Within the past three years has the Proposed Insured participated in or does he or she plan to participate in ANY of the
     following?                                                                                                       [ ] Yes [ ] No

     -    Underwater sports - SCUBA diving, skin diving, or similar activities

     -    Racing sports - motorcycle, auto, motor boat or similar activities

     -    Sky sports - skydiving, hang gliding, parachuting, ballooning or similar activities

     -    Rock or mountain climbing or similar activities

     -    Bungee jumping or similar activities

     - If YES, please complete a separate AVOCATION RISK SUPPLEMENT form for the Proposed Insured.

3.   Has the Proposed Insured TRAVELED or RESIDED outside the U.S. or Canada within the PAST TWO YEARS; or does he or she plan to
     TRAVEL or RESIDE outside the U.S or Canada within the NEXT TWO YEARS?                                            [ ] Yes [ ] No
     If YES, please provide details.

 Past    Future                    Duration (weeks)                         Cities and Countries                 Purpose
-----   --------   --------------------------------------------------   -----------------------------   ----------------------------
 [ ]      [ ]      __________________________________________________   _____________________________   ____________________________
 [ ]      [ ]      __________________________________________________   _____________________________   ____________________________
 [ ]      [ ]      __________________________________________________   _____________________________   ____________________________

4.   Has the Proposed Insured EVER used tobacco or nicotine products in any form (e.g., cigars, cigarettes, cigarillos, pipes,
     chewing tobacco, nicotine patches, or nicotine gum)? If YES, please provide details.                             [ ] Yes [ ] No

                   Product(s)                                      Frequency / Amount                         Date Last Used
-------------------------------------------------   ------------------------------------------------   -----------------------------


------------------------------------------------------------------------------------------------------------------------------------

ENB-7-07                            (BARCODE)                         (07/07) ef

5.   Has the Proposed Insured EVER had a driver's license suspended or revoked, been convicted of DUI or DWI, or in the last five
     years had any moving violations? If YES, please provide date(s) and violation(s).                                [ ] Yes [ ] No

____________________________________________________________________________________________________________________________________

6.   Has the Proposed Insured EVER had an application for life, disability income or health insurance declined, postponed, rated or
     modified or required an extra premium? If YES, please provide details.                                           [ ] Yes [ ] No

____________________________________________________________________________________________________________________________________

7.   In the past 10 years, has the Proposed Insured been convicted of or pled Guilty or No Contest to a felony?       [ ] Yes [ ] No
     If YES, list type of felony, state, and date of occurrence. ___________________________________________________________________

____________________________________________________________________________________________________________________________________

8.   Is the Proposed Insured actively at work performing the usual duties of his or her occupation?                   [ ] Yes [ ] No
     If NO, please provide details. ________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

SECTION VIII - PERSONAL PHYSICIAN
------------------------------------------------------------------------------------------------------------------------------------
[ ] Check here if Proposed Insured does not have a personal physician.

Physician Name                                                      Name of Practice or Clinic
________________________________________________________________    ________________________________________________________________

Street Address                                                      City                                     State      Zip
________________________________________________________________    ______________________________________   ________   ____________

Phone Number                    Date Last Consulted   Reason                         Findings/Treatment Given/Medication Prescribed
_____________________________   ___________________   ____________________________   _______________________________________________

SECTION IX - ADDITIONAL INFORMATION   If more space is needed, attach additional sheet(s).
------------------------------------------------------------------------------------------------------------------------------------

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

------------------------------------------------------------------------------------------------------------------------------------

ENB-7-07                            (BARCODE)                         (07/07) ef

CERTIFICATION / AGREEMENT / DISCLOSURE
------------------------------------------------------------------------------------------------------------------------------------
Was a sales illustration provided for the life insurance policy as applied for?                                       [ ] Yes [ ] No
A. If YES, please choose one of the following:

     [ ]  An illustration was signed and MATCHES THE POLICY APPLIED FOR. It is included with this application.

     [ ]  An illustration was shown or provided but is DIFFERENT FROM THE POLICY APPLIED FOR. An illustration conforming to the policy as issued will be provided no later than at the time of policy delivery.

     [ ]  The sale was made using an illustration with Accelerated Payment.

     [ ]  If illustration was ONLY SHOWN ON A COMPUTER SCREEN, check and complete the details in the box below.

------------------------------------------------------------------------------------------------------------------------------------
An illustration was displayed on a computer screen. The displayed illustration MATCHES THE POLICY APPLIED FOR but no printed copy of the illustration was provided. An illustration conforming to the policy as issued will be provided no later than at the time of policy delivery. The illustration on the screen included the following personal and policy information:

1. Gender (as illustrated)                 [ ] Male     [ ] Female    [ ] Unisex

2. Age _______

3. Rating Class (e.g. Standard Non-smoker) _______________________    [ ] Non-smoker   [ ] Smoker

4. Product Name (e.g. GAUL) ______________________________________

5. Face Amount ___________________________________________________

6. Dividend Option (Whole Life only) _____________________________
------------------------------------------------------------------------------------------------------------------------------------

B. If NO, please choose one of the following:

     [ ]  Producer certifies that a signed illustration is NOT REQUIRED by law or the policy applied for is not illustrated in this state.

     [ ]  NO ILLUSTRATION CONFORMING TO THE POLICY as applied for was shown or provided prior to or at the time of this application. An illustration conforming to the policy as issued will be provided no later than at the time of policy delivery.

AGREEMENT / DISCLOSURE
------------------------------------------------------------------------------------------------------------------------------------

I have read this application for life insurance including any amendments and supplements and to the best of my knowledge and belief, all statements are true and complete. I also agree that:

-    My statements in this application and any amendment(s), paramedical/medical exam and supplement(s) are the basis of any policy issued.

-    This application and any amendment(s), paramedical/medical exam, and supplement(s) to this application will be attached to and become part of the new policy.

-    No information will be deemed to have been given to the Company unless it is stated in this application, paramedical/medical exam, amendment(s), or any supplement(s).

-    Only the Company's President, Vice-President or Secretary may: (a) make or change any contract of insurance; (b) make a binding promise about insurance; or (c) change or waive any term of an application, receipt, or policy.

-    Except as stated in the Temporary Insurance Agreement and Receipt, no insurance will take effect until a policy is delivered to the Owner and the full first premium due is paid. It will only take effect at the time it is delivered if: (a) the condition of health of each person to be insured is the same as stated in the application; and (b) no person to be insured has received any medical advice or treatment from a medical practitioner since the date of the application.

-    If I have requested a rider that provides an acceleration of death benefit, I have received the appropriate disclosure form.

-    I understand that paying my insurance premiums more frequently than annually may result in a higher yearly out-of-pocket cost or different cash values.

-    IF I INTEND TO REPLACE EXISTING INSURANCE OR ANNUITIES, I HAVE SO INDICATED IN THE APPROPRIATE SECTION OF THE APPLICATION.

-    I HAVE RECEIVED THE COMPANY'S PRIVACY NOTICE AND THE LIFE INSURANCE BUYER'S GUIDE.

-    IF I WAS REQUIRED TO SIGN A NOTICE AND CONSENT FOR HIV TESTING, I HAVE RECEIVED A COPY OF THAT NOTICE.

------------------------------------------------------------------------------------------------------------------------------------

ENB-7-07                            (BARCODE)                         (07/07) ef

FRAUD WARNINGS
------------------------------------------------------------------------------------------------------------------------------------

ARKANSAS, KENTUCKY, LOUISIANA, NEW MEXICO, OHIO, OKLAHOMA

Any person who knowingly and with intent to defraud any insurance company or any other person files an application for insurance or statement of claim containing any materially false information, or conceals for the purpose of misleading information concerning any fact material thereto, commits a fraudulent insurance act which is a crime and subjects such person to criminal and civil penalties.

DISTRICT OF COLUMBIA, TENNESSEE, VIRGINIA, WASHINGTON

It is a crime to knowingly provide false, incomplete, or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines, or denial of insurance benefits.

TAXPAYER IDENTIFICATION NUMBER CERTIFICATION

Under penalties of perjury, I, the Owner, certify that:

-    The number shown in this application is my correct taxpayer identification number, and I am not subject to backup withholding because:

     (a)  I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends; OR

     (b)  the IRS has notified me that I am not subject to backup withholding.

          (If you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return, you must cross out and initial this item.)

-    I am a U.S. citizen or a U.S. resident alien for tax purposes.
     (If you are not a U.S. citizen or a U.S. resident alien for tax purposes, please cross out this certification and complete form
     W-8BEN).

     - PLEASE NOTE: The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

SIGNATURES   If not witnessing all signatures, witness should initial next to signature being witnessed and sign below.
------------------------------------------------------------------------------------------------------------------------------------

     Signature(s) of all Proposed Insured(s)                  Date                   Signed at City, State
     ______________________________________________________   ____________________   _______________________________________________

     ______________________________________________________   ____________________   _______________________________________________
     (age 15 or over)

     - Please complete the ADDITIONAL INSUREDS SUPPLEMENT or CHILD RIDER SUPPLEMENT form(s) if applicable.
     Signature(s) of all Owner(s) (If NOT the Proposed        Date                   Signed at City, State
     Insured.)
     ______________________________________________________   ____________________   _______________________________________________

     ______________________________________________________   ____________________   _______________________________________________
     (age 15 or over)

     - If the Owner is a firm or corporation, include Officer's title with signature.
     - If Co-Owner or Custodian, please complete the CO-OWNER/CONTINGENT OWNER AND UTMA DESIGNATIONS SUPPLEMENT form.
     Signature of Parent or Guardian                          Date                   Signed at City, State
     ______________________________________________________   ____________________   _______________________________________________
     (If Owner or Proposed Insured is under 18, sign here. If not sign above.)

     Witness to Signatures

     Licensed Producer                                        Print Name of Producer
     ______________________________________________________   ______________________________________________________________________

------------------------------------------------------------------------------------------------------------------------------------

ENB-7-07                            (BARCODE)                         (07/07) ef

(METLIFE(R) LOGO)                                                                          Policy Number ___________________________

VARIABLE LIFE SUPPLEMENT
------------------------------------------------------------------------------------------------------------------------------------
METLIFE INVESTORS USA INSURANCE COMPANY

     THIS SUPPLEMENT WILL BE ATTACHED TO AND BECOME PART OF THE APPLICATION WITH WHICH IT IS USED.

SECTION I - IMPORTANT INFORMATION FOR THE OWNER
------------------------------------------------------------------------------------------------------------------------------------
- PLEASE READ CAREFULLY.

Variable Life Insurance is generally not appropriate for time      THE CASH VALUE MAY INCREASE OR DECREASE, EVEN TO THE EXTENT OF
horizons of less than 10 years. These are long-term insurance      BEING REDUCED TO ZERO, IN ACCORDANCE WITH SEPARATE ACCOUNT
products that may have significant short-term surrender            INVESTMENT EXPERIENCE.
charges. Variable Life Insurance is designed to provide death
benefit protection while offering the potential for long-term      THE COST OF INSURANCE RATES FOR THIS POLICY MAY CHANGE. THE RATES
cash accumulation, and may not be appropriate in situations        CURRENTLY BEING CHARGED ARE NOT GUARANTEED, AND THE COMPANY MAY
where significant liquidation of assets in the near future may     CHARGE THE FULL MAXIMUM GUARANTEED RATES.
be expected.
                                                                   ILLUSTRATIONS OF BENEFITS, INCLUDING DEATH BENEFITS AND CASH
THE DEATH BENEFIT MAY BE VARIABLE OR FIXED UNDER SPECIFIED         VALUES, ARE AVAILABLE UPON REQUEST.
CONDITIONS.

SECTION II - OWNER'S INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
OWNER:   [ ] Proposed Insured   [ ] Other Individual

------------------------------------------------------------------------------------------------------------------------------------
OTHER INDIVIDUAL INFORMATION ONLY:

First Name                                   Middle Name                                   Last Name

__________________________________________   ___________________________________________   _________________________________________

Occupation                                                         Name of Employer

________________________________________________________________   _________________________________________________________________

Employer City                           State           Zip        Position/Duties

_____________________________________   _____________   ________   _________________________________________________________________
------------------------------------------------------------------------------------------------------------------------------------

Tax Bracket (%) _____________________   Is the Owner/Owners an associated person/persons of a Broker/Dealer?          [ ] Yes [ ] No

PRIOR INVESTMENT EXPERIENCE: (Choose ALL that apply and indicate your years of experience.)

[ ] Certificate of Deposit _____ years   [ ] Stocks _____ years    [ ] Mutual Funds _____ years   [ ] Money Markets _____ years

[ ] Bonds _____ years        [ ] Other _____ years                 If Other, specify: ______________________________________________

SECTION III - COVERAGE INFORMATION      - Choose one of the following options. NOTE: Ages 85 and 121 available only by rider.
------------------------------------------------------------------------------------------------------------------------------------
Guaranteed Minimum Death Benefit Option:  [ ] 5 Years  [ ] 20 Years  [ ] To Age 65  [ ] To Age 85  [ ] To Age 121  [ ] Other _____

SECTION IV - INVESTMENT OBJECTIVE AND RISK TOLERANCE
------------------------------------------------------------------------------------------------------------------------------------
Have you completed the Asset Allocation Questionnaire?   [ ] Yes   [ ] No If YES, please submit with Application for Life Insurance.

Choose one INVESTMENT OBJECTIVE below (a, b, c, d, or e). Then choose one RISK TOLERANCE for that specific Investment Objective.

Be sure it supports the Investment Objective and your Risk Tolerance for this policy.
-----------------------------------------------------------------------------------------------------------------------------

A. [ ] CAPITAL PRESERVATION: Seeks income and stability with minimal risk.

       RISK TOLERANCE: [ ] Conservative                  [ ] Conservative to Moderate
-----------------------------------------------------------------------------------------------------------------------------
B. INCOME: Seeks current income over time.

       RISK TOLERANCE: [ ] Conservative                  [ ] Conservative to Moderate     [ ] Moderate
-----------------------------------------------------------------------------------------------------------------------------
C. GROWTH & INCOME: Seeks capital appreciation over long term combined with current dividend income.

       RISK TOLERANCE: [ ] Conservative to Moderate      [ ] Moderate                     [ ] Moderate to Aggressive
-----------------------------------------------------------------------------------------------------------------------------
D. GROWTH: Seeks capital appreciation over long term.

       RISK TOLERANCE: [ ] Moderate                      [ ] Moderate to Aggressive       [ ] Aggressive
-----------------------------------------------------------------------------------------------------------------------------
E. AGGRESSIVE GROWTH: Seeks maximum capital appreciation over time by investing in speculative and/or higher risk securities.

       RISK TOLERANCE: [ ] Moderate to Aggressive        [ ] Aggressive
------------------------------------------------------------------------------------------------------------------------------------

VLSUP-42-07                         (BARCODE)                         (07/07) ef

SECTION V - OPTIONAL AUTOMATED INVESTMENT STRATEGIES
------------------------------------------------------------------------------------------------------------------------------------

You may select ONLY ONE of the following. IF YOU ARE NOT ELECTING ANY AUTOMATED INVESTMENT STRATEGIES, PLEASE PROCEED TO SECTION VI
- INVESTMENT ALLOCATION.

[ ] INDEX SELECTOR     - No other funding options can be selected when using this strategy.

Check only ONE of the categories to the right. MetLife Investors USA will allocate 100% of your net   [ ] Conservative
premium based on the current allocation for the Index Selector Model you choose. I understand that    [ ] Conservative to Moderate
the Index Selector strategy will be implemented using the percentage allocations of the model in      [ ] Moderate
effect on the date of issue of my policy. I also understand that in order to maintain this            [ ] Moderate to Aggressive
allocation, my account will be automatically rebalanced every quarter.                                [ ] Aggressive

------------------------------------------------------------------------------------------------------------------------------------
[ ] EQUITY GENERATOR   - A percent of premium must be allocated to the Fixed Account when this option is chosen.

Automatically transfers the current month's earnings from the Fixed Account into any one of the available funding options on each monthly anniversary.

Please elect one funding option, except the Fixed Account, from the list in Section VI - Investment Allocation.
_______________________________________________________________________________________________________________
------------------------------------------------------------------------------------------------------------------------------------
[ ] REBALANCER

Automatically rebalances the cash value among the funding options each calendar quarter to return the allocation to the allocation percentages you specify. Choose ONE of the following:

     [ ]  Check here if you wish to rebalance to the allocation percentages chosen for your premium payments.

     [ ]  Check here if you wish to rebalance using different allocation percentages than your premium payments and indicate the allocation percentages in the right-hand column in Section VI - Investment Allocation.
------------------------------------------------------------------------------------------------------------------------------------
[ ] ALLOCATOR          - The destination funding option(s) chosen cannot include the "source fund".

Automatically transfers a set amount of money from the Fixed Account or any other funding option ("source fund") to any number of available funding options on each monthly anniversary. (The value of the "source fund" must be sufficient to ensure a minimum of three consecutive monthly transfers.)

Please indicate the "source fund" from which the transfers are to be made:

_______________________________________________________________________________________________________________

Please choose ONE of the following transfer options. Indicate the destination funding options and the dollar amount to be transferred to each in the right-hand column in Section VI - Investment Allocation.

[ ] Transfer $__________ per month until the "source fund" is depleted.

[ ] Transfer $__________ per month for __________ months.

The Allocator is a form of dollar cost averaging. Dollar cost averaging does not assure a profit or protect against a loss in declining markets. It involves continuous investment in securities regardless of fluctuations in price levels. An investor should consider his/her ability to continue purchases in periods of low price levels.
------------------------------------------------------------------------------------------------------------------------------------
[ ] ENHANCED DOLLAR COST AVERAGER (EDCA) - The destination funding option(s) chosen cannot include the Fixed Account.

Automatically transfers an amount of money each month from the EDCA fixed account to any number of available funding options each monthly anniversary until the EDCA fixed account is depleted. The amount allocated to the EDCA fixed account may consist of a one-time premium payment plus 1035 Exchange monies in the first policy year. The initial monthly amount transferred is based on the initial EDCA gross amount allocated to the EDCA fixed account, divided by twelve (months). If another eligible payment is received, the EDCA transfer amount will be increased by the subsequent payment, divided by twelve.

Please specify the EDCA amount ($10,000 minimum):

$__________ Premium payment

$__________ Expected 1035 Exchange amount

 __________% of all 1035 Exchange amounts to be allocated to EDCA (required if an Expected 1035 Exchange amount is specified)

Indicate the destination funding options and the percentage to be transferred to each in the right-hand column in Section VI -
Investment Allocation.

The Enhanced Dollar Cost Averager is a form of dollar cost averaging. Dollar cost averaging does not assure a profit against a loss in declining markets. It involves continuous investment in securities regardless of fluctuations in price levels. An investor should consider his/her ability to continue purchases in periods of low price levels.
------------------------------------------------------------------------------------------------------------------------------------

VLSUP-42-07                         (BARCODE)                         (07/07) ef

SECTION VI - INVESTMENT ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
Please select funding options that are appropriate for the RISK TOLERANCE and INVESTMENT OBJECTIVE indicated in Section IV -
Investment Objective and Risk Tolerance. Some funding options may be appropriate for more than one investment objective. For more complete information about a specific funding option, including charges and expenses, please read the prospectus carefully.

                                                    Use this
                                                     column                                                 Initial     Rebalancer %
                                                  only if you                                                Premium     Allocator $
                                                  have chosen     Funding Options                         Allocation %      EDCA%
Indicate Initial Allocation in                    an option on    --------------------------------------  ------------  ------------
whole percentages; must equal 100%.              previous page.   FI Mid Cap Opportunities Portfolio      ____________  ____________
-----------------------------------------------  --------------   Lazard Mid-Cap Portfolio                ____________  ____________
                                                  Rebalancer %    MetLife Mid Cap Stock Index Portfolio   ____________  ____________
                                      Initial     Allocator $     FI International Stock Portfolio        ____________  ____________
                                      Premium       Portfolio     Harris Oakmark International
Funding Options                      Allocation      %EDCA %         Portfolio                            ____________  ____________
-----------------------------------  ----------  --------------   MFS(R) Research International
Fixed Account                        __________  ______________      Portfolio                            ____________  ____________
Western Asset Management U.S.                                     Morgan Stanley EAFE(R) Index
   Government Portfolio              __________  ______________      Portfolio                            ____________  ____________
BlackRock Bond Income Portfolio      __________  ______________   BlackRock Legacy Large Cap Growth
American Funds Bond Fund             __________  ______________      Portfolio                            ____________  ____________
Lehman(R) Brothers Aggregate Bond                                 FI Large Cap Portfolio                  ____________  ____________
   Index Portfolio                   __________  ______________   American Funds Growth Fund              ____________  ____________
PIMCO Total Return Portfolio         __________  ______________   Legg Mason Partners Aggressive
Western Asset Management Strategic                                   Growth Portfolio                     ____________  ____________
   Bond Opportunities Portfolio      __________  ______________   Jennison Growth Portfolio               ____________  ____________
Lord Abbett Bond Debenture                                        Oppenheimer Capital Appreciation
   Portfolio                         __________  ______________      Portfolio                            ____________  ____________
PIMCO Inflation Protected Bond                                    T. Rowe Price Large Cap Growth
   Portfolio                         __________  ______________      Portfolio                            ____________  ____________
BlackRock Diversified Portfolio      __________  ______________   Loomis Sayles Small Cap Portfolio       ____________  ____________
MFS(R) Total Return Portfolio        __________  ______________   Russell 2000(R) Index Portfolio         ____________  ____________
Neuberger Berman Real Estate                                      BlackRock Aggressive Growth
   Portfolio                         __________  ______________      Portfolio                            ____________  ____________
Harris Oakmark Focused Value                                      T. Rowe Price Mid-Cap Growth
   Portfolio                         __________  ______________      Portfolio                            ____________  ____________
BlackRock Large Cap Value                                         Franklin Templeton Small Cap Growth
   Portfolio                         __________  ______________      Portfolio                            ____________  ____________
Davis Venture Value Portfolio        __________  ______________   Met/AIM Small Cap Growth Portfolio      ____________  ____________
FI Value Leaders Portfolio           __________  ______________   T. Rowe Price Small Cap Growth
Harris Oakmark Large Cap Value                                       Portfolio                            ____________  ____________
   Portfolio                         __________  ______________   RCM Technology Portfolio                ____________  ____________
Neuberger Berman Mid Cap Value                                    Cyclical Growth & Income ETF
   Portfolio                         __________  ______________      Portfolio                            ____________  ____________
Oppenheimer Global Equity                                         Cyclical Growth ETF Portfolio           ____________  ____________
   Portfolio                         __________  ______________   MetLife Conservative Allocation
BlackRock Strategic Value                                            Portfolio                            ____________  ____________
   Portfolio                         __________  ______________   MetLife Conservative to Moderate
BlackRock Large-Cap Core                                             Allocation Portfolio                 ____________  ____________
   Portfolio                         __________  ______________   MetLife Moderate Allocation Portfolio   ____________  ____________
American Funds Growth-Income Fund    __________  ______________   MetLife Moderate to Aggressive
Legg Mason Value Equity Portfolio    __________  ______________      Allocation Portfolio                 ____________  ____________
MetLife Stock Index Portfolio        __________  ______________   MetLife Aggressive Allocation
American Funds Global Small                                          Portfolio                            ____________  ____________
   Capitalization Fund               __________  ______________   Janus Forty Portfolio                   ____________  ____________

OTHER - Write in any available funds not listed above.

Funding Options                                                    Initial Premium Allocation %   Rebalancer %/ Allocator $/ EDCA %

________________________________________________________________   ____________________________   __________________________________
------------------------------------------------------------------------------------------------------------------------------------

VLSUP-42-07                         (BARCODE)                         (07/07) ef

SECTION VII - OTHER IMPORTANT OWNER QUESTIONS
------------------------------------------------------------------------------------------------------------------------------------
1.   I elect to have the monthly deduction from the cash values taken as follows - choose ONE:

     [ ] Proportionately from the funding options based on the cash value in each at the time of the deduction.

     [ ] From the Fixed Account or any other specific funding option.

         Specify: __________________________________________________________________________________________________________________

     If you have chosen a specific funding option, please note that if at any time that designated funding option has insufficient cash value to pay the entire amount of the monthly charges, the remaining portion of these charges will be deducted proportionately from each funding option based on the cash value in each at the time of the deduction.

2.   Have you received a prospectus for the policy applied for?                                                       [ ] Yes [ ] No

                                Date of Prospectus   Date of any Prospectus Supplement Package

     If YES, please indicate:
                                __________________   _________________________________________

3.   Did your Producer review your financial situation, risk tolerance, and investment objectives prior to            [ ] Yes [ ] No
     completing this application?

     If NO, please indicate on what basis this product was recommended.

     _______________________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________

4.   Do you understand that:

     A.   The amount and duration of the death benefit may increase or decrease depending on the policy's             [ ] Yes [ ] No
          investment return, subject to any guarantees provided by the policy?

     B.   There is no guaranteed minimum cash value and the cash value may increase or decrease depending on the      [ ] Yes [ ] No
          policy's investment return?

5.   Do you believe that this policy and the funding options you have selected will meet your insurance needs and     [ ] Yes [ ] No
     financial objectives?

6.   If funding options selected do not reflect the risk tolerance in Section IV - Investment Objective and Risk
     Tolerance, please explain:

     _______________________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________

------------------------------------------------------------------------------------------------------------------------------------

VLSUP-42-07                         (BARCODE)                         (07/07) ef

(METLIFE(R) LOGO)                                                                          Policy Number ___________________________

VARIABLE LIFE SUPPLEMENT
------------------------------------------------------------------------------------------------------------------------------------
METLIFE INVESTORS USA INSURANCE COMPANY

     THIS SUPPLEMENT WILL BE ATTACHED TO AND BECOME PART OF THE APPLICATION WITH WHICH IT IS USED.

SECTION I - IMPORTANT INFORMATION FOR THE OWNER
------------------------------------------------------------------------------------------------------------------------------------
- PLEASE READ CAREFULLY.

Variable Life Insurance is generally not appropriate for time      THE CASH VALUE MAY INCREASE OR DECREASE, EVEN TO THE EXTENT OF
horizons of less than 10 years. These are long-term insurance      BEING REDUCED TO ZERO, IN ACCORDANCE WITH SEPARATE ACCOUNT
products that may have significant short-term surrender            INVESTMENT EXPERIENCE.
charges. Variable Life Insurance is designed to provide death
benefit protection while offering the potential for long-term      THE COST OF INSURANCE RATES FOR THIS POLICY MAY CHANGE.
cash accumulation, and may not be appropriate in situations        THE RATES CURRENTLY BEING CHARGED ARE NOT GUARANTEED, AND THE
where significant liquidation of assets in the near future may     COMPANY MAY CHARGE THE FULL MAXIMUM GUARANTEED RATES.
be expected.
                                                                   ILLUSTRATIONS OF BENEFITS, INCLUDING DEATH BENEFITS AND CASH
THE DEATH BENEFIT MAY BE VARIABLE OR FIXED UNDER SPECIFIED         VALUES, ARE AVAILABLE UPON REQUEST.
CONDITIONS.

SECTION II - COVERAGE INFORMATION - Choose one of the following options. NOTE: Ages 85 and 121 available only by rider.
------------------------------------------------------------------------------------------------------------------------------------
Guaranteed Minimum Death Benefit Option:

[ ] 5 Years       [ ] 20 Years       [ ] To Age 65       [ ] To Age 85       [ ] To Age 121       [ ] Other _____________________
------------------------------------------------------------------------------------------------------------------------------------

VLSUP-43-07                         (BARCODE)                         (07/07) ef

SECTION III - OPTIONAL AUTOMATED INVESTMENT STRATEGIES
------------------------------------------------------------------------------------------------------------------------------------
You may select ONLY ONE of the following. IF YOU ARE NOT ELECTING ANY AUTOMATED INVESTMENT STRATEGIES, PLEASE PROCEED TO SECTION IV
- INVESTMENT ALLOCATION.

[ ] EQUITY GENERATOR    - A percent of premium must be allocated to the Fixed Account when this option is chosen.

Automatically transfers the current month's earnings from the Fixed Account into any one of the available funding options on each monthly anniversary.

Please elect one funding option, except the Fixed Account, from the list in Section IV - Investment Allocation.

_______________________________________________________________________________________________________________
------------------------------------------------------------------------------------------------------------------------------------
[ ] REBALANCER

Automatically rebalances the cash value among the funding options each calendar quarter to return the allocation to the allocation percentages you specify. Choose ONE of the following:

     [ ]  Check here if you wish to rebalance to the allocation percentages chosen for your premium payments.

     [ ]  Check here if you wish to rebalance using different allocation percentages than your premium payments and indicate the allocation percentages in the right-hand column in Section IV - Investment Allocation.
------------------------------------------------------------------------------------------------------------------------------------
[ ] ALLOCATOR          - The destination funding option(s) chosen cannot include the "source fund".

Automatically transfers a set amount of money from the Fixed Account or any other funding option ("source fund") to any number of available funding options on each monthly anniversary. (The value of the "source fund" must be sufficient to ensure a minimum of three consecutive monthly transfers.)

Please indicate the "source fund" from which the transfers are to be made:

_______________________________________________________________________________________________________________

Please choose ONE of the following transfer options. Indicate the destination funding options and the dollar amount to be transferred to each in the right-hand column in Section IV - Investment Allocation.

[ ] Transfer $__________ per month until the "source fund" is depleted.

[ ] Transfer $__________ per month for __________ months.

The Allocator is a form of dollar cost averaging. Dollar cost averaging does not assure a profit or protect against a loss in declining markets. It involves continuous investment in securities regardless of fluctuations in price levels. An investor should consider his/her ability to continue purchases in periods of low price levels.
------------------------------------------------------------------------------------------------------------------------------------
[ ] ENHANCED DOLLAR COST AVERAGER (EDCA) - The destination funding option(s) chosen cannot include the Fixed Account.

Automatically transfers an amount of money each month from the EDCA fixed account to any number of available funding options each monthly anniversary until the EDCA fixed account is depleted. The amount allocated to the EDCA fixed account may consist of a one-time premium payment plus 1035 Exchange monies in the first policy year. The initial monthly amount transferred is based on the initial EDCA gross amount allocated to the EDCA fixed account, divided by twelve (months). If another eligible payment is received, the EDCA transfer amount will be increased by the subsequent payment, divided by twelve.

Please specify the EDCA amount ($10,000 minimum):

$__________ Premium payment

$__________ Expected 1035 Exchange amount

 __________% of all 1035 Exchange amounts to be allocated to EDCA (required if an Expected 1035 Exchange amount is specified)

Indicate the destination funding options and the percentage to be transferred to each in the right-hand column in Section IV -
Investment Allocation.

The Enhanced Dollar Cost Averager is a form of dollar cost averaging. Dollar cost averaging does not assure a profit against a loss in declining markets. It involves continuous investment in securities regardless of fluctuations in price levels. An investor should consider his/her ability to continue purchases in periods of low price levels.
------------------------------------------------------------------------------------------------------------------------------------

VLSUP-43-07                         (BARCODE)                         (07/07) ef

SECTION IV - INVESTMENT ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
Please select funding options. For more complete information about a specific funding option, including charges and expenses, please read the prospectus carefully.

                                                    Use this
                                                     column                                                 Initial     Rebalancer %
                                                  only if you                                                Premium     Allocator $
                                                  have chosen     Funding Options                         Allocation %      EDCA%
Indicate Initial Allocation in                    an option on    --------------------------------------  ------------  ------------
whole percentages; must equal 100%.              previous page.   Harris Oakmark International Portfolio  ____________  ____________
-----------------------------------------------  --------------   Third Avenue Small Cap Value Portfolio  ____________  ____________
                                                  Rebalancer %    Harris Oakmark Focused Value Portfolio  ____________  ____________
                                      Initial     Allocator $     MFS(R) Research International Portfolio ____________  ____________
                                      Premium       Portfolio     Lazard Mid-Cap Portfolio                ____________  ____________
Funding Options                      Allocation      %EDCA %      Oppenheimer Capital Appreciation
-----------------------------------  ----------  --------------      Portfolio                            ____________  ____________
MetLife Aggressive Strategy                                       Goldman Sachs Mid-Cap Value Portfolio   ____________  ____________
   Portfolio                         __________  ______________   Van Kampen Comstock Portfolio           ____________  ____________
MetLife Growth Strategy Portfolio    __________  ______________   MetLife Stock Index Portfolio           ____________  ____________
MetLife Balanced Strategy Portfolio  __________  ______________   Lord Abbett Growth and Income Portfolio ____________  ____________
MetLife Moderate Strategy Portfolio  __________  ______________   Davis Venture Value Portfolio           ____________  ____________
MetLife Defensive Strategy                                        Loomis Sayles Global Markets Portfolio  ____________  ____________
   Portfolio                         __________  ______________   Lord Abbett Bond Debenture Portfolio    ____________  ____________
RCM Technology Portfolio             __________  ______________   PIMCO Inflation Protected Bond
MFS(R) Emerging Markets Equity                                       Portfolio                            ____________  ____________
   Portfolio                         __________  ______________   PIMCO Total Return Portfolio            ____________  ____________
Turner Mid-Cap Growth Portfolio      __________  ______________   Western Asset Management U.S.
Met/AIM Small Cap Growth Portfolio   __________  ______________      Government Portfolio                 ____________  ____________
Legg Mason Partners Aggressive                                    Fixed Account                           ____________  ____________
   Growth Portfolio                  __________  ______________
Jennison Growth Portfolio            __________  ______________
Legg Mason Value Equity Portfolio    __________  ______________
Neuberger Berman Real Estate
   Portfolio                         __________  ______________
T. Rowe Price Mid-Cap Growth
   Portfolio                         __________  ______________

OTHER - Write in any available funds not listed above.

Funding Options                                                    Initial Premium Allocation %   Rebalancer %/ Allocator $/ EDCA %

________________________________________________________________   ____________________________   __________________________________
------------------------------------------------------------------------------------------------------------------------------------

VLSUP-43-07                         (BARCODE)                         (07/07) ef

SECTION V - OTHER IMPORTANT OWNER QUESTIONS
------------------------------------------------------------------------------------------------------------------------------------
1.   I elect to have the monthly deduction from the cash values taken as follows - choose ONE:

     [ ]  Proportionately from the funding options based on the cash value in each at the time of the deduction.

     [ ]  From the Fixed Account or any other specific funding option.

          Specify: _________________________________________________________________________________________________________________

     If you have chosen a specific funding option, please note that if at any time that designated funding option has insufficient cash value to pay the entire amount of the monthly charges, the remaining portion of these charges will be deducted proportionately from each funding option based on the cash value in each at the time of the deduction.

2.   Have you received a prospectus for the policy applied for?                                                       [ ] Yes [ ] No

                                Date of Prospectus   Date of any Prospectus Supplement Package
     If YES, please indicate:
                                __________________   _________________________________________

3.   Did your Producer review your financial situation, risk tolerance, and investment objectives prior to
     completing this application?                                                                                     [ ] Yes [ ] No

     If NO, please indicate on what basis this product was recommended.

     _______________________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________

4.   Do you understand that:

     A.   The amount and duration of the death benefit may increase or decrease depending on the policy's
          investment return, subject to any guarantees provided by the policy?                                        [ ] Yes [ ] No

     B.   There is no guaranteed minimum cash value and the cash value may increase or decrease depending on the
          policy's investment return?                                                                                 [ ] Yes [ ] No

5.   Do you believe that this policy and the funding options you have selected will meet your insurance needs and
     financial objectives?                                                                                            [ ] Yes [ ] No
------------------------------------------------------------------------------------------------------------------------------------

VLSUP-43-07                         (BARCODE)                         (07/07) ef